Exhibit 99.1

Energous Corporation Reports Third Quarter 2019 Financial Results

SAN JOSE, Calif. – Nov. 7, 2019 – Energous Corporation (NASDAQ: WATT), the developer of WattUp®, a revolutionary Wireless Charging 2.0 technology, today announced financial results for the third quarter ended Sept. 30, 2019 and provided an update on its operational progress.

Recent Highlights

•	Energous and ZPower formed partnership to develop WattUp-enabled ZPower rechargeable microbatteries

•	The Oasis-RC PSAP from Energous customer, Delight, shipped to consumers, marking the first WattUp enabled device to be widely available

•	Announced the availability of its hearable developer kits for manufacturers for fast-charging of devices that require higher power levels

•	Energous partner, NewSound, announced the launch of a next-generation WattUp-enabled hearing aid at the 64th Annual EUHA 2019 International Congress of Acousticians Conference October 16-18, 2019

•	Added deep semiconductor expertise to the Board with the addition of three new directors

“In this quarter, the first fully commercialized, WattUp enabled product, the Oasis RC PSAP, shipped to consumers, tangible evidence that our technology is now entering the marketplace starting with the significant and growing hearables space,” said Stephen R. Rizzone, president and CEO of Energous Corporation. “The second product, NewSound’s Primo-W hearing aid, will be available in the coming months, demonstrating the momentum we are building to launch Wireless Charging 2.0. We have made significant progress in our regulatory efforts and have significantly reduced our operating expenses as we focus on ramping revenue.”

Unaudited 2019 Third Quarter Financial Results

For the third quarter ended Sept. 30, 2019, Energous recorded:

•	Revenue of $40,500

•	Operating expenses of approximately $8.3 million (GAAP), comprised of $5.2 million in research and development, and $3.2 million in selling, general and administrative expenses

•	Net loss of $8.2 million, or $0.27 per basic and diluted share

•	Adjusted EBITDA (a non-GAAP financial measure) loss of $6.0 million

•	$22.8 million in cash and cash equivalents at the end of the third quarter, with no debt

Third Quarter 2019 Conference Call

Energous will host a conference call to discuss its financial results, recent progress and prospects for the future.

When: Thursday, Nov. 7, 2019

Time: 1:30 p.m. PT (4:30 p.m. ET)

Phone: 888-317-6003 (domestic); 412-317-6061 (international)

Passcode: 9107820

Telephonic replay: Accessible through Nov. 21, 2019

877-344-7529 (domestic); 412-317-0088 (international); passcode 10136301

Webcast: Accessible at Energous.com; archive available for approximately one year

About Energous Corporation

Energous Corporation (NASDAQ: WATT) is leading the next generation of wireless charging—Wireless Charging 2.0—with its award-winning WattUp® technology, which supports fast, efficient contact-based charging, as well as charging over-the-air. WattUp is a scalable, RF-based wireless charging technology that offers substantial improvements in contact-based charging efficiency, foreign object detection, orientation freedom and thermal performance compared to older, coil-based charging technologies. The technology can be designed into many different sized electronic devices for the home and office, as well as the medical, industrial, retail and automotive industries, and it ensures interoperability across products. As a systems solutions company, Energous develops silicon-based wireless power transfer (WPT) technologies and customizable reference designs. These include innovative silicon chips, antennas and software for a wide variety of applications, such as smartphones, fitness trackers, hearables, medical sensors and more. Energous received the world’s first FCC Part 18 certification for at-a-distance wireless charging, and it has more than 215 awarded patents/allowed applications for its WattUp wireless charging technology to-date. For more information, please visit Energous.com.

Safe Harbor Statement

This press release contains forward-looking statements that describe our future plans and expectations. These statements generally use terms such as “believe,” “expect,” “may,” “will,” “should,” “could,” “seek,” “intend,” “plan,” “estimate,” “anticipate” or similar terms. Examples of our forward-looking statements in this release include our statements about FCC certification of our technology, regulatory approvals internationally, and customer releases of products utilizing our technology. Our forward-looking statements speak only as of this date; they are based on current expectations and we undertake no duty to update them. Factors that could cause actual results to differ from what we expect include: uncertain timing of necessary regulatory approvals; timing of customer product development and market success of customer products; our dependence on distribution partners; and intense industry competition. We urge you to consider those factors, and the other risks and uncertainties described in our most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q, in evaluating our forward-looking statements.

– Financial Tables Follow –

Energous Corporation

BALANCE SHEETS

(Unaudited)

	As of
	September 30, 2019	December 31, 2018
ASSETS
Current assets:
Cash and cash equivalents	$22,800,024	$20,106,485
Accounts receivable	85,500	44,550
Prepaid expenses and other current assets	596,543	637,708

Total current assets	23,482,067	20,788,743
Property and equipment, net	750,685	1,219,016
Operating lease right-of-use assets	2,244,336	—
Other assets	2,410	2,410

Total assets	$26,479,498	$22,010,169

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$1,305,235	$1,861,385
Accrued expenses	1,603,746	1,778,349
Operating lease liabilities, current portion	682,163	—

Total current liabilities	3,591,144	3,639,734

Operating lease liabilities, long-term portion	1,610,319	—

Total liabilities	5,201,463	3,639,734

Stockholders’ equity:
Preferred Stock, $0.00001 par value, 10,000,000 shares authorized at September 30, 2019 and December 31, 2018; no shares issued or outstanding.	—	—
Common Stock, $0.00001 par value, 50,000,000 shares authorized at September 30, 2019 and December 31, 2018; 30,844,921 and 26,526,303 shares issued and outstanding at September 30, 2019 and December 31, 2018, respectively.	309	265
Additional paid-in capital	275,026,988	243,111,741
Accumulated deficit	(253,749,262)	(224,741,571)

Total stockholders’ equity	21,278,035	18,370,435

Total liabilities and stockholders’ equity	$26,479,498	$22,010,169

The accompanying notes are an integral part of these condensed financial statements.

Energous Corporation

STATEMENTS OF OPERATIONS

(Unaudited)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2019	2018	2019	2018
Revenue	$40,500	$228,000	$154,500	$458,773
Operating expenses:
Research and development	5,190,056	8,442,698	17,505,751	24,804,224
Sales and marketing	1,242,105	1,546,227	3,985,467	4,620,760
General and administrative	1,910,408	2,891,036	8,007,548	9,439,279

Total operating expenses	8,342,569	12,879,961	29,498,766	38,864,263

Loss from operations	(8,302,069)	(12,651,961)	(29,344,266)	(38,405,490)
Other income:
Interest income	117,842	6,670	336,575	18,371

Total	117,842	6,670	336,575	18,371

Net loss	$(8,184,227)	$(12,645,291)	$(29,007,691)	$(38,387,119)

Basic and diluted net loss per common share	$(0.27)	$(0.49)	$(0.98)	$(1.50)

Weighted average shares outstanding, basic and diluted	30,736,736	25,742,171	29,717,361	25,519,868

The accompanying notes are an integral part of these condensed financial statements.

Energous Corporation

Reconciliation of Non-GAAP Information

(Unaudited)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2019	2018	2019	2018
Net loss (GAAP)	$(8,184,227)	$(12,645,291)	$(29,007,691)	$(38,387,119)
Add (subtract) the following items:
Interest income	(117,842)	(6,670)	(336,575)	(18,371)
Depreciation and amortization	175,403	245,899	652,266	820,714
Stock-based compensation	2,099,675	3,852,656	8,069,000	12,804,744

Adjusted EBITDA (non-GAAP)	$(6,026,991)	$(8,553,406)	$(20,623,000)	$(24,780,032)

The accompanying notes are an integral part of these condensed financial statements.

Contact

Energous Public Relations

PR@energous.com

(408) 963-0200

Investor Relations Contact

Bishop IR

Mike Bishop

(415) 894-9633

IR@energous.com